BB&T FUNDS
Supplement dated April 23, 2007
to the
Prospectus
dated May 1, 2006
and the
Statement of Additional Information
dated May 1, 2006
of the
BB&T Equity Index Fund
Class A, B, and C Shares
Administrator
Shareholders are herby notified that as of April 23, 2007, BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Administrator”), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as administrator to the BB&T Equity Index Fund (the “Fund”), a series of BB&T Funds (the “Trust”) pursuant to an Administration Agreement dated April 23, 2007 (the “Administration Agreement”). Under the Administration Agreement, the Administrator has agreed to perform or supervise the performance by others of administrative services performed in connection with the operations of the Trust and to assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund’s operations. The Administrator also has agreed to provide the Trust with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under its Agreement.
For performing these services, the Administrator receives a fee that is calculated based upon average net assets of the Trust and the BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.110% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.075% applicable to the next $1 billion of average net assets, at the annual rate of 0.06% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.04% applicable to net assets in excess of $6 billion.
Sub-Administrator
Shareholders are hereby notified that as of April 23, 2007, PFPC Inc. (“PFPC” or the “Sub-Administrator” in this paragraph), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Fund, pursuant to a Sub-Administration Services Agreement dated December 18, 2006, and effective with respect to the Fund as of April 23, 2007 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator performs certain administrative services for the Fund, for which it receives a fee, paid by the Administrator, that is calculated based upon average net assets of the Trust and the BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.045% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0275% applicable to the next $1 billion of average net assets, at the annual rate of 0.02% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.
All references in the Fund’s Prospectus and Statement of Additional Information (“SAI”) to BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio, as the sub-administrator to the Fund are hereby deleted and replaced with PFPC.
Transfer Agent
Shareholders are hereby notified that as of April 23, 2007, PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent to the Fund pursuant to a Transfer Agency and Blue Sky Services Agreement with the Trust.
All references in the Fund’s Prospectus and SAI to BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio, as transfer agent to the Fund are hereby deleted and replaced with PFPC.
Distributor
BB&T AM Distributors, Inc. (the “Distributor” in this paragraph), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as distributor to the Fund pursuant to an Underwriting Agreement effective as of April 23, 2007 (the “Distribution Agreement”). The Distributor has adopted a code of ethics (the “Code”) pursuant to Rule 17j-1 of the Investment Company Act of 1940, and this Code permits personnel covered by the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.
All references in the Fund’s Prospectus and SAI to BB&T Funds Distributor, Inc. as distributor for the Fund are hereby deleted and replaced with the Distributor.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.